Exhibit 10

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-8 (File Number 333-12156) pertaining to the Radware Ltd. 1999 Employee Stock Purchase Plan, in the Registration Statement on Form S-8 (File Number 333-13818) pertaining to the Radware Ltd. 1997 Key Employee Share Incentive Plan and 2001 Employee Stock Purchase Plan, in the Post Effective Amendment No. 1 to Registration Statement on Form S-8 (File No. 333-12156) pertaining to Radware Ltd. Amended and Restated 1999 Employee Stock Purchase Plan, in the Post Effective Amendment No. 1 to Registration Statement on Form S-8 (File No. 333-13818) pertaining to Radware Ltd. Amended and Restated 2001 Employee Stock Purchase Plan, and in the Registration Statement on Form S-8 (File Number 333-105213) pertaining to the Radware Ltd. 2002 Employee Share Purchase Plan, of our report dated February 2, 2003, with respect to the Consolidated Financial Statements of Radware Ltd., included in its Annual Report (Form 20-F) for the year ended December 31, 2003, filed with the Securities and Exchange Commission.

Tel - Aviv, Israel	KOST FORER GABBAY & KASIERER
March 16, 2004	A Member of Ernst & Young Global

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